                                 LEASE AGREEMENT
                                 ----- ---------




BY AND BETWEEN:



                       Cedar Brook Corporate Center, L.P.

                                                                      "Landlord"



                                     - and -




                       3 Dimensional Pharmaceuticals, Inc.

                                                                       "Tenant"







PREMISES:         8 Clarke Drive
                  Cranbury, NJ 08512






DATED: June 14, 2001

                                       1
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                                TABLE OF CONTENTS
                                -----------------

1.       LEASED PREMISES.......................................................1
         ---------------

2.       TERM OF LEASE.........................................................2
         -------------

3.       CONSTRUCTION OF THE TENANT IMPROVEMENTS...............................2
         ---------------------------------------

4.       RENT..................................................................6
         ----

5.       PARKING AND USE OF EXTERIOR AREA......................................7
         --------------------------------

6.       USE...................................................................8
         ---

7.       REPAIRS AND MAINTENANCE...............................................8
         -----------------------

8.       COMMON AREA EXPENSES, TAXES AND INSURANCE............................10
         -----------------------------------------

9.       SIGNS................................................................13
         -----

10.      ASSIGNMENT AND SUBLETTING............................................13
         -------------------------

11.      FIRE AND CASUALTY....................................................14
         -----------------

12.      COMPLIANCE WITH LAWS, RULES AND REGULATIONS..........................16
         -------------------------------------------

13.      INSPECTION BY LANDLORD...............................................18
         ----------------------

14.      DEFAULT BY TENANT....................................................19
         -----------------

15.      LIABILITY OF TENANT FOR DEFICIENCY...................................21
         ----------------------------------

16.      NOTICES..............................................................21
         -------

17.      NON-WAIVER BY LANDLORD...............................................22
         ----------------------

18.      RIGHT OF TENANT TO MAKE ALTERATIONS AND IMPROVEMENTS.................22
         ----------------------------------------------------

19.      NON-LIABILITY OF LANDLORD............................................22
         -------------------------

20.      RESERVATION OF EASEMENT..............................................23
         -----------------------

21.      STATEMENT OF ACCEPTANCE..............................................23
         -----------------------
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22.      FORCE MAJEURE........................................................23
         -------------

23.      STATEMENTS BY LANDLORD AND TENANT....................................23
         ---------------------------------

24.      CONDEMNATION.........................................................24
         ------------

25.      LANDLORD'S REMEDIES..................................................24
         -------------------

26.      QUIET ENJOYMENT......................................................25
         ---------------

27.      SURRENDER OF PREMISES................................................25
         ---------------------

28.      INDEMNITY............................................................26
         ---------

29.      BIND AND CONSTRUE CLAUSE.............................................26
         ------------------------

30.      INCLUSIONS...........................................................27
         ----------

31.      DEFINITION OF TERM "LANDLORD"........................................27
         -----------------------------

32.      COVENANTS OF FURTHER ASSURANCES......................................27
         -------------------------------

33.      COVENANT AGAINST LIENS...............................................27
         ----------------------

34.      SUBORDINATION........................................................28
         -------------

35.      EXCULPATION OF LANDLORD..............................................28
         -----------------------

36.      NET RENT.............................................................28
         --------

37.      SECURITY.............................................................28
         --------

38.      BROKERAGE............................................................29
         ---------

39.      LATE CHARGES.........................................................29
         ------------

40.      PRESS RELEASES.......................................................29
         --------------

41.      WAIVER OF JURY TRIAL.................................................29
         --------------------

42.      LAWS OF NEW JERSEY...................................................30
         ------------------

43.      OPTION TO RENEW......................................................30
         ---------------

                                                                   Exhibit 10.43


          AGREEMENT, made June 14, 2001, between Cedar Brook Corporate Center, L.P., 1000 Eastpark Blvd., Cranbury, New Jersey 08512, "Landlord"; and 3 Dimensional Pharmaceuticals, Inc., 8 Clarke Drive, Cranbury, NJ 08512, "Tenant".

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Landlord intends to lease to the Tenant a portion of 8 Clarke Drive, Cranbury, NJ 08512 ("Building") constituting a portion of the office/industrial park known as Cedar Brook Corporate Center ("Office Park"); and

          WHEREAS, the parties hereto wish to mutually define their rights, duties and obligations in connection with the said lease;

          NOW THEREFORE, in consideration of the promises set forth herein, the Landlord leases unto the Tenant and the Tenant rents from the Landlord the leased premises described in Paragraph 1, and the Landlord and Tenant do hereby mutually covenant and agree as follows:

     1.   LEASED PREMISES
          ---------------

          The leased premises shall consist of 10,497 rentable square feet of office space, 5,698 square feet of which is already constructed and which Tenant accepts in its "as is" condition and 4,799 square feet of which the Landlord shall construct for Tenant ("Leased Premises"). The Leased Premises, all as more particularly identified on the plan attached hereto as Schedule "A", shall be measured from the outside of exterior walls to the center line of common walls, and shall include all improvements to be constructed thereon by the Landlord for the use of the Tenant, and all

Initial: Landlord
         Tenant
Lease Version Date: 5-31-01
easements, tenements, appurtenances, hereditaments, rights and privileges appurtenant thereto, and any and all fixtures and equipment which are to be installed in said Building by the Landlord for the use of the Tenant in its occupancy of the Leased Premises. Tenant shall also have the right to use all common areas of the Office Park in a similar manner as other Office Park tenants.

     2.   TERM OF LEASE
          -------------

          The term of the Lease shall be coincident with the term of that certain sublease of 31,423 square feet of space in the Building between Tenant and Advanced Medicine, Inc., which expires on May 31, 2007. The Commencement Date of this Lease shall mean the first day of the next succeeding month following the occurrence of all of the following conditions:

          (a) Landlord shall have achieved Substantial Completion (as that term is defined hereafter); and

          (b) Water, sewer, gas, and electricity utility service shall be available to the Leased Premises.

          The Substantial Completion date is projected to be August 15, 2001. However, such date shall be contingent upon Landlord receiving, reviewing and approving the Plans (as that term is defined hereafter), and upon the vacation of the Leased Premises by its existing tenant whose lease expires on June 30, 2001

     3.   CONSTRUCTION OF THE TENANT IMPROVEMENTS
          ---------------------------------------

          3.1 The Landlord shall provide all necessary labor and materials and perform all of the work required for the construction of that portion of the Leased Premises comprising 4,799 square feet including machinery, fixtures and equipment to be constructed and other improvements to be installed by Landlord in the Leased Premises in order to ready the same for Tenant's occupancy

Initial: Landlord
         Tenant
Lease Version Date: 5-31-01

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(the "Tenant Improvements"), all as shown on the Plans as defined herein.
Tenant's designated representative for all work pertaining to the Tenant Improvements shall be Jason Van Buren (hereinafter the "Representative").

          3.2 The Landlord shall supervise and direct the work on the Tenant Improvements using Landlord's best skill and attention, and Landlord shall be solely responsible for all construction means, methods, techniques, sequences and procedures and for coordinating all portions of the work on the Tenant Improvements. Landlord shall use its best efforts to cause the Tenant Improvements to be carried forward expeditiously so as to achieve Substantial Completion of the Leased Premises on or before July 1, 2001, or as soon thereafter as possible. Landlord shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with performance of the Tenant Improvements.

           3.3 Landlord warrants to the Tenant that all materials and equipment incorporated in the Tenant Improvements will be new unless otherwise specified, and that all work on the Tenant Improvements will be of good quality, free from known faults and defects, and in substantial conformity with the Plans.

          3.4 (a) Landlord shall complete the construction of the Leased Premises in a good and workmanlike manner and in substantial accordance with plans and specifications ("Plans") to be prepared by Bala Consulting Engineers, Inc. The Plans shall be provided to Landlord on or before June 30, 2001. In the event Tenant fails to deliver the Plans to Landlord by said date, and such failure delays the projected date of Substantial Completion then Tenant shall be obligated to pay rent to Landlord for as many days prior to the date of Substantial Completion as Tenant was late in providing the Plans. The Plans shall be in sufficient detail to permit Landlord to apply for a

Initial: Landlord
         Tenant
Lease Version Date:  5-31-01
building permit for the Tenant Improvements (which Landlord shall promptly do), and to prepare a draft construction budget for the construction of the Tenant Improvements (the "Construction Budget"). The Construction Budget shall set forth the lump sum amount payable by Tenant to Landlord for the construction of the Tenant Improvements, which amount shall include Landlord's standard mark-up for general conditions (2%) times overhead (10%) times profit (7%), for a total mark-up of 20%. The only exception to the lump sum amount shall be the actual fees charged by the Township of Cranbury for construction permits and the Council on Affordable Housing ("COAH") fee in connection with the Tenant Improvements, both of which will not be determined by the municipality until after the Landlord applies for the construction permits and shall be paid by Tenant as set forth hereafter. After receipt of the draft construction budget, Tenant shall give written notice to Landlord within 5 business days as to whether or not it is acceptable. If the Tenant accepts the draft construction budget during the 5 business day period then that shall be the budget for the Tenant Improvements ("Construction Budget"). If Tenant does not accept the draft construction budget during such 5 business day period, then the parties agree to negotiate in good faith to reach an agreement on a budget for the Tenant Improvements. In the event no agreement can be reached within a further 15 day period, then either party may terminate this Lease.

               (b) A complete set of the agreed upon Plans, and the agreed upon Construction Budget, shall be initialed by and distributed to Landlord and Tenant. Neither the Construction Budget nor the Plans shall be changed or altered in any way except by change order approved in writing by Landlord, Architect and Tenant ("Change Order"). Each and every Change Order shall state whether the change will entail a delay in the date of Substantial Completion. Any approved delay to the date of Substantial Completion shall not delay the commencement date for the

Initial: Landlord
         Tenant
Lease Version Date:  5-31-01
payment of rent. All Change Orders shall be valid and binding upon Landlord and Tenant only if authorized by written Change Order signed prior to commencement of the work on the Tenant Improvements reflected thereby. The cost or credit to the Tenant due to any Change Order shall be determined per the terms of such Change Order. The Landlord shall have the right to substitute any materials and equipment required by the Plans, with materials and equipment of equal or better quality and standard, provided said substitutions conform with applicable building codes and are the subject of a Change Order.

          3.5 (a) The Landlord may secure and advance payment for the construction permits and for all other permits and governmental fees, licenses and inspections necessary for the proper execution and completion of the Tenant Improvements, and for the COAH fee. Tenant shall pay such amounts to Landlord not later than 10 business days after receipt of an invoice therefor. Landlord shall not, however, be responsible for securing any environmental or operating permits or certifications which are required in order for Tenant to actually conduct its business.

               (b) Tenant shall be responsible for providing Landlord with, and bearing the cost of, sufficient copies of the Plans, as Landlord determines are necessary, in order to obtain the permits and efficiently manage the construction of the Leased Premises. In the event any Change Orders are required during construction, Tenant shall be responsible for all costs related to the preparation and reproduction of plans therefore. After construction is complete, Tenant shall be responsible for all costs related to the reproduction of "as built" plans. In all instances where plans are required, Tenant shall provide Landlord with a reproducable set.

               (c) Tenant shall receive a construction allowance (the "Construction Allowance") equal to $15.00 per square foot multiplied by 4,799 square feet of space ($71,985) in

Initial: Landlord
         Tenant
Lease Version Date:  5-31-01
which Landlord will construct the Tenant Improvements. Any cost in excess of such allowance shall be the responsibility of Tenant ("Tenant's Cost Share"). Upon approval of the Final Construction Budget, Tenant shall immediately pay to Landlord, prior to the Landlord's commencement of work on Tenant Improvements, a sum equal to 50% of Tenant's Cost Share. Upon Substantial Completion of Tenant Improvements, Tenant shall immediately pay to Landlord a sum equal to the remaining balance of Tenant's Cost Share. In the event Tenant fails to pay to Landlord, upon approval of the Construction Budget a sum equal to 50% of Tenant's Cost Share, Landlord shall not be obligated to commence work on the Tenant Improvements for the Leased Premises, and such failure to pay shall not delay the Commencement Date of this Lease or any of Tenant's obligations hereunder including, without limitation, Tenant's obligation to pay all rent. In the event that Tenant fails to pay to Landlord, upon Substantial Completion of the Tenant Improvements for the Premises, a sum equal to the remaining cost of Tenant's Cost Share, along with the COAH fee and construction permit fees, such failure shall constitute a default under this Lease; and Tenant shall not be permitted to occupy the Leased Premises; and Landlord shall be entitled to all rights and remedies available hereunder, at law or in equity, or otherwise, which rights shall be cumulative. All sums so owing to Landlord shall constitute Additional Rent and shall be subject to the imposition of late charges as provided in this Lease.

               (d) Tenant shall be responsible for the design and installation of its own phone, data, communication, fire alarm and security systems, which systems shall be installed in a manner not to interfere with Landlord's construction efforts.

               (e) Apart from extensions of time for delays and the commencement date for the payment of rent as hereinbefore provided, no payment or allowance of any kind shall be

Initial: Landlord
         Tenant
Lease Version Date:  5-31-01
claimed by or made to the Landlord as compensation for damages on account of hindrance or delay from any cause in the Substantial Completion of the Tenant Improvements whether such hindrance or delay be avoidable or unavoidable, anything in this Agreement inconsistent herewith or to the contrary notwithstanding.

                   (f) During construction of Tenant Improvements, a representative of Tenant shall inspect the site no less frequently than once a week and verify and agree that the work in progress has been completed in a manner acceptable to both Landlord and Tenant.

               3.6 The Tenant Improvements shall be commenced upon approval by governmental entities having jurisdiction therefor and, subject to authorized adjustments, Substantial Completion is projected to be achieved on or about August 15, 2001. As used herein the term "Substantial Completion" shall mean that the Leased Premises have been built and completed in substantial conformity with the Plans, and a temporary or permanent certificate of occupancy or a temporary or permanent certificate of acceptance ("CO/CA") has been issued permitting Tenant to use and occupy the Leased Premises, even though minor details, adjustments or punch list items which shall not materially impair Tenant's use and enjoyment of the Leased Premises may not have been finally completed, but which work Landlord agrees shall be diligently pursued to final completion. Tenant shall allow Landlord and its contractors to enter the Leased Premises during normal working hours after issuance of the CO/CA to complete remaining minor work or punch list items. It is agreed that for the purpose of this Lease, wherever and whenever the term Substantial Completion is used, it shall not include items of maintenance, service, punch list, or guarantee.

          3.7 Immediately prior to occupancy of the Leased Premises by the Tenant, the Tenant and Landlord shall jointly inspect the Tenant Improvements in order to determine and record their

Initial: Landlord
         Tenant
Lease Version Date:  5-31-01
condition and to prepare a comprehensive list of items that have not been completed (or which have not been correctly or properly completed) in conformity with the Plans and which are to be completed or corrected by Landlord ("Punch List Items"); and Landlord thereafter shall proceed promptly to complete and correct all Punch List Items. Failure to include an item on such list does not alter the responsibility of Landlord to complete all Tenant Improvements in accordance with the Plans. Occupancy and use of the Leased Premises by Tenant shall not constitute acceptance of Punch List Items not complying with the requirements of the Plans.

     3.8 If, within one year after the date of Substantial Completion any of the Tenant Improvements is found to be not in accordance with the requirements of the Plans, Landlord shall correct said items promptly after receipt of written notice from Tenant. Landlord's obligation under this Subsection shall survive Tenant's occupancy of the Leased Premises. Tenant shall give Landlord notice promptly after discovery of any deficient condition.

     4.   RENT
          ----

          4.1 Tenant shall pay, as rent for the Leased Premises, the following:

               (a) During the first 5 years of the term, an estimated annual base rent per square foot of $15.75, for an aggregate annual base rent of $165,327.75 ("Base Rent"), payable monthly in the sum of $13,777.31.

               (b) During the remainder of the term, the Base Rent shall increase by 15%.

               (c) If the date of Substantial Completion occurs on a day other than the first day of a month, rent from such day until the first day of the following month shall be prorated (at a rate of 1/30th of the monthly rent per day). During said period of partial monthly occupancy,

Initial: Landlord
         Tenant
Lease Version Date:  5-31-01
all other terms and conditions of this Lease shall apply. All payments assume rentable square footage of 10,497 square feet.

          4.2 Tenant shall pay as Additional Rent its proportionate share of the taxes and any other charges allocated amongst the tenants. Tenant's Proportionate Share shall be adjusted as of each first day of January during the term, based on the relationship between the gross square footage leased to Tenant and the gross square footage of building construction completed and initially occupied in the Office Park as of such first day of January. Tenant's Proportionate Share shall be adjusted over time as additional space is constructed in the office/industrial park.

          4.3 The annual Base Rent shall be payable in advance in equal monthly installments on the first day of each calendar month. Tenant covenants to pay the Base Rent and Additional Rent in lawful money of the United States which shall be legal tender for the payment of all debts, public and private, at the time of payment. Such rent shall be paid to Landlord at its office address hereinabove set forth, or at such other place as Landlord may, from time to time, designate by notice to Tenant.

          4.4 The Base Rent and Additional Rent shall be payable by Tenant without any set-off or deduction of any kind or nature whatsoever and without notice or demand; and all Additional Rent under this Lease shall constitute rent payable hereunder. The sum of all increases required to be paid as Additional Rent, and/or increases in Base Rent in accordance with this Lease, shall be paid to Landlord within 10 days following the giving of notice hereof by Landlord of such increases.

     5.   PARKING AND USE OF EXTERIOR AREA
          --------------------------------

Initial: Landlord
         Tenant
Lease Version Date:  5-31-01

          The Tenant shall have the right to use parking spaces on a non-exclusive basis in common with other tenants of the Building. Landlord reserves the right to allocate specific parking spaces if it chooses. The Landlord and Tenant mutually agree that they will not block, hinder or otherwise obstruct the access driveways and parking areas so as to impede the free flow of vehicular traffic on the property. In connection with the use of the loading platforms, if any, Tenant agrees that it will not use the same so as to unreasonably interfere with the use of the access driveways and parking areas. Tenant shall not store trailers or other vehicles on any portion of the access driveways or parking areas, and may not utilize any portion of the land outside of the Leased Premises for any purpose unless consented to in advance by Landlord.

     6.   USE
          ---

          The Tenant covenants and agrees to use and occupy the Leased Premises for office, general laboratory, manufacturing, marketing, pharmaceutical and bio-technical research and development, or any combination of the foregoing normally undertaken by a pharmaceutical company, which uses are expressly subject to all applicable zoning ordinances, rules and regulations of any governmental instrumentalities, boards or bureaus having jurisdiction thereof. Tenant's use of the Leased Premises shall not interfere with the peaceable and quiet use and enjoyment by other tenants at their respective leased premises located at the Building or in the Office Park, nor shall Tenant's activities cause Landlord to be in default under its leases with such other tenants.

     7.   REPAIRS AND MAINTENANCE
          -----------------------

          7.1 Tenant shall generally maintain and repair the Leased Premises, in a good and workmanlike manner, and shall, at the expiration of the term, deliver the Leased Premises in good order and condition, damages by fire or casualty, the elements and ordinary wear and tear excepted.

Initial: Landlord
         Tenant
Lease Version Date:  5-31-01

Tenant covenants and agrees that it shall not cause or permit any waste, damage or disfigurement to the Leased Premises, or any overloading of the floors. Tenant shall maintain and make all repairs to the floor surface, plumbing and electrical systems including all ballasts and fluorescent fixtures located within the Leased Premises, and the entire HVAC system, unless the repair is the result of the negligence of Landlord, its agents, contractors, employees, tenants or invitees. Landlord shall be responsible for repairs necessary to the roof, foundation, exterior and load-bearing walls and other structural elements, and electric, plumbing and other Building systems to the point where they enter the Leased Premises, unless, and to the extent, the repair is necessitated by negligence of Tenant, or its agents, employees or contractors, and the cost thereof is not covered by Landlord's insurance, or the insurance Landlord is required to carry under this Lease, (without taking into account any deductible) whichever is greater. Repairs and replacements shall be made within a reasonable time after Landlord receives notice or has actual knowledge of the need for such repair or replacement.

          7.2 The Tenant shall, at its own cost and expense, pay all utility meter and service charges, including gas and electric services used by the Tenant in the Leased Premises. Landlord shall have the option to install, at its own cost, a separate water meter and invoice Tenant directly for its water usage. The Tenant agrees to maintain all leased areas at a minimum temperature of 45 degrees, excluding cold rooms on other rooms specifically designed for a lower temperature, to prevent the freezing of domestic water and sprinkler pipes, provided that Tenant shall not be responsible if gas or electrical service to the Building has been interrupted for a reason not caused by Tenant. Tenant shall not store any items outside the Leased Premises, and shall deliver its garbage and recyclables to the central receiving area on the lot. Tenant shall dispose of all hazardous/medical waste with an approved hauler at its own cost.

Initial: Landlord
         Tenant
Lease Version Date:  5-31-01

          7.3  Landlord shall provide the following during the term of this
Lease:

               (a) Continually cooperate with all utility companies providing water, gas and electrical service to the point where they enter the Leased Premises for Tenant's permitted uses;
               (b)  Extermination and pest control when necessary;
               (c)  24-hour access to the Leased Premises;
               (d)  Maintaining the fire sprinkler system; and
               (e) Maintenance of the common areas of the Office Park, in a manner similar to other office parks in the area, with the cost to be passed on to Tenant as set forth in Paragraph 8.

          7.4 Landlord does not warrant that any services Landlord or any public utilities supply will not be interrupted. Services may be interrupted because of accidents, repairs, alterations, improvements or any other reason beyond the reasonable control of Landlord. Notwithstanding the foregoing, if any essential services (such as access, electricity or water) supplied to the Leased Premises are interrupted, or if Landlord fails to make any repairs or replacements it is required under this Lease to make, and that are necessary to enable Tenant and its employees, invitees and agents to use the Leased Premises without material interference, then Tenant shall be entitled to an abatement of rent and additional rent, unless the problem was caused by Tenant. The abatement shall begin on the 7th consecutive business day of the interruption or interference, or when Tenant stops using the Leased Premises because of the interruption or interference, whichever is later. The abatement shall end when the services are restored or the repairs or replacements are made or installed. Tenant shall have the option to cancel this Lease without penalty if the interruption or failure to repair or replace unreasonably interferes with Tenant's us or access to the Leased Premises for at least 30 consecutive

Initial: Landlord
         Tenant
Lease Version Date:  5-31-01
days, and Landlord is not exercising its best efforts to restore the services or make the repair or replacement.

     8.   COMMON AREA EXPENSES, TAXES AND INSURANCE
          -----------------------------------------

          8.1 The Tenant shall pay to the Landlord, monthly, as Additional Rent the cost of the following items all of which shall be known as Common Area
Expenses:

          (a) The costs incurred by the Landlord for the operation, maintenance or repair of the following items in the Office Park, which costs shall be fixed at $1.75/square foot for the year 2001 and shall increase by 3% each January 1st commencing on January 1, 2002:

               (1)  lawns and landscaping;

               (2)  water and standby sprinkler charges;

               (3)  exterior lighting;

               (4)  exterior sewer lines;

               (5)  exterior utility lines;

               (6)  repair and maintenance of any signs serving the Office Park;

               (7)  snow removal;

               (8)  normal garbage disposal and recycling;

               (9)  general ground maintenance;

               (10) parking lot, driveways and walkways;

               (11) maintenance contracts for the roof;

               (12) pest control;

               (13) central station monitoring for fire sprinkler system; and

Initial: Landlord
         Tenant
Lease Version Date:  5-31-01

               (14) other ordinary maintenance expenses normally incurred by
                    Landlord relating to the Building and common areas of the Office Park;

          The $1.75/square foot, as increased annually, shall include the cost of the annual insurance premiums charged to the Landlord for insurance coverage which insure the buildings in the Office Park. The insurance shall be for the full replacement value of all insurable improvements with any customary extensions of coverage including, but not limited to, vandalism, malicious mischief, sprinkler damage and comprehensive liability, and insurance for one year's rent. The Landlord shall maintain said insurance in effect at all times hereunder. Any increase in the insurance premiums due to a change in rating of the Building which is solely attributable to Tenant's use, or due to special Tenant equipment, shall be paid entirely by the Tenant. Tenant expressly acknowledges that Landlord shall not maintain insurance on Tenant's furniture, fixtures, machinery, inventory, equipment or other personal property. Tenant shall at all times, at its own cost and expense, carry sufficient "All Risk" property insurance on a replacement cost basis to avoid any coinsurance penalties in applicable policies on all of Tenant's furniture, furnishings, fixtures, machinery, equipment and installations as well as on any alterations or improvements made to the Leased Premises by Tenant at its own cost and expense subsequent to the Commencement Date. Such coverage is to include property undergoing additions and alterations, and shall cover the value of equipment and supplies awaiting installations. On an annual basis, Tenant shall furnish Landlord with certificates of the existence of such insurance; and

          (b) Tenant's Proportionate Share of the real estate and personal property taxes assessed against the Office Park for land, building and improvements, along with any levy for the installation of local improvements affecting the Office Park assessed by any governmental body

Initial: Landlord
         Tenant
Lease Version Date:  5-31-01
having jurisdiction thereof, which taxes and levies are estimated to be $1.24/square foot for the first year, provided, however, that Tenant shall be entitled to Tenant's Proportionate Share of any refund obtained by Landlord with respect to any taxes. The real estate tax obligation of the Tenant shall include any tax or imposition for parking lot usage which may be levied by any governmental body having jurisdiction thereof. In addition to its Proportionate Share of the above items, Tenant shall pay directly all real estate taxes assessed by the municipality on its Tenant Improvements. Anything in this
Section 8.1(b) or elsewhere in this Lease to the contrary notwithstanding, Tenant shall not be obligated to pay any part of (a) any taxes on the income of the Landlord or the holder of an underlying mortgage and any taxes on the income of the lessor under any underlying lease, (b) any corporation, unincorporated business or franchise taxes, (c) any estate gift, succession or inheritance taxes, (d) any capital gains, mortgage recording or transfer taxes, (e) any taxes or assessments attributable to any sign attached to, or located on, the Building or the land or (f) any similar taxes imposed on the Landlord, the holder of any underlying mortgage or the lessor under any underlying lease; and

          (c)  A management fee of 3% of the Tenant's Base Rent.

          (d)  The following items shall be excluded from Common Area Expenses:

               (1) Cost of decorating or redecorating other tenant's space, or special cleaning or other services for other tenants;
               (2) Wages, salaries, fees and fringe benefits paid to administrative or executive personnel or officers or partners of Landlord, unless employed at competitive rates as independent contractors at the Building or Office Park;
               (3) All costs relating to activities for the solicitation, negotiation, execution and enforcement of leases of space in the Office Park;
               (4) Cost of any repair or other work made by Landlord because of the total or partial destruction of the Building or the condemnation of a portion of the Building;

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               (5)  Any double charge for an insurance premium for which
                    Landlord is to be reimbursed by Tenant, pursuant to this Lease, or by any other tenant of the Building;
               (6) Depreciation, amortization, interest or rents paid or incurred by Landlord;
               (7) Any double charge for real estate taxes for which Landlord is to be reimbursed by Tenant, pursuant to this Lease, or by any other tenant of the Building;
               (8) Collection costs for bad debt expenses not related to Tenant;
               (9)  Cost of tenant improvements;
               (10) Legal, accounting, bank or other fees incurred in connection with any equity or debt financing or sale of the Building or Office Park;
               (11) Cost of specialized services provided to other tenants, but not provided to tenants generally;
               (12) Capital expenditures as defined according to GAAP, or the cost of rentals and related expenses incurred in leasing items ordinarily considered to be of a capital nature;
               (13) Cost to comply with ADA related to the interior of the individual buildings, but not exterior doors or the costs of improvements required by ADA to the Office Park amortized over their useful life;
               (14) Fines or costs to cure violations of law or ordinances in the common areas; (15) Electric for non-public areas.

          8.2 Tenant's Share of Common Area Expenses for any calendar year, part of which falls within the term of this Lease and part of which does not, shall be appropriately prorated.

          8.3 If at any time during the term of this lease the method or scope of taxation prevailing at the commencement of the lease term shall be altered, Tenant's Proportionate Share of such substituted tax or imposition shall be payable and discharged by the Tenant in the manner required pursuant to the law which shall authorize such change.

          8.4 The Tenant covenants and agrees that it will, at its sole cost and expense, carry liability insurance covering the Leased Premises in the minimum amount of $1,000,000.00 per accident for 1 person, $3,000,000.00 per accident for 2 or more persons, and a minimum amount of $300,000.00 for property damage. The Tenant shall add the Landlord as an additional insured on such policy and will furnish Landlord with a certificate of said liability insurance prior to the

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 Commencement Date and annually thereafter. The certificate shall contain a clause that the policy will not be canceled except on 10 days written notice to the Landlord.

          8.5 The parties covenant and agree that the insurance policies required to be furnished in accordance with the terms and conditions of this Lease, or in connection with insurance policies which they obtain insuring such insurable interest as Landlord or Tenant may have in its own properties, whether personal or real, shall expressly waive any right of subrogation on the part of the insurer against the Landlord or Tenant. Landlord and Tenant each waives all right of recovery against the other, its agents or employees for any loss, damage or injury of any nature whatsoever to property or person for which the waiving party is required by this lease to carry insurance.

     9.   SIGNS

          At its sole expense the Tenant shall have the right to install on the windows and doors at the Leased Premises, only such signs as are required by Tenant for the purpose of identifying the Tenant, which signs shall be compatible with the design plan for the Office park. The signs shall comply with the rules and regulations of the applicable governmental boards and bureaus having jurisdiction thereof.

     10.  ASSIGNMENT AND SUBLETTING

          10.1 The Tenant may not assign or sublet the Leased Premises without Landlord's consent, which shall not be unreasonably conditioned, delayed or withheld. Tenant shall advise the Landlord in writing, by certified mail, return receipt requested of its desire to assign or sublease and Landlord shall have 10 days from receipt of such notice to notify Tenant whether it rejects or consents to the assignment or sublease. Landlord shall also have the option to elect to re-capture the Leased Premises and terminate the Lease. If Landlord elects to recapture the Leased Premises,

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Tenant shall surrender the Leased Premises no later than 90 days after
Landlord's written notice of its election to recapture.

          10.2 The Landlord's consent shall not be required and the terms and conditions of Paragraph 10.1 shall not apply as to Landlord's right to recapture if the Tenant assigns or subleases the Leased Premises to a parent, subsidiary, affiliate or a company into which Tenant is merged or with which Tenant is consolidated, or to the purchaser of all or substantially all of the stock or assets of Tenant.

          10.3 In connection with any permitted assignment or subletting, (i) the Tenant shall pay monthly to the Landlord 50% of any increment in rent received by Tenant per square foot over the rent then in effect during the year of the assignment or subletting, which payment shall be made monthly together with the required rent hereunder; and (ii) if Tenant receives any consideration or value for such assignment or subletting, Landlord shall be paid 50% of any such consideration or value within 10 days after receipt of the same by Tenant. As a condition hereunder, Tenant warrants and represents to Landlord that it will furnish to Landlord a copy of all pertinent documents with respect to any such assignment or subletting so as to establish Tenant's obligation to Landlord hereunder.

          10.4 In the event of any assignment or subletting permitted by the Landlord, the Tenant shall remain and be directly and primarily responsible for payment and performance of the within Lease obligations, and the Landlord reserves the right, at all times, to require and demand that the Tenant pay and perform the terms and conditions of this Lease. In the case of a complete recapture, Tenant shall be released from all further liability with respect to the recaptured space. No such assignment or subletting shall be made to any Tenant who shall occupy the Leased Premises for

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any use other than that which is permitted to the Tenant, or for any use which may be deemed inappropriate for the Building or extra hazardous, or which would in any way violate applicable laws, ordinances or rules and regulations of governmental boards and bodies having jurisdiction.

     11.  FIRE AND CASUALTY

          11.1 In case of any damage to or destruction of any portion of the building of which the Leased Premises is a part by fire or other casualty occurring during the term of this lease (or previous thereto), which shall render at least 1/3 of the floor area of the Leased Premises or the building untenantable or unfit for occupancy, which damage cannot be repaired within 180 days from the happening of such casualty, using reasonable diligence ("Total Destruction") then the term hereby created shall, at the option of the Landlord or Tenant, upon written notice to the other within 15 days of such fire or casualty, cease and become null and void from the date of such Total Destruction. In such event the Tenant shall immediately surrender the Leased Premises to the Landlord and this Lease shall terminate. The Tenant shall only pay rent to the time of such Total Destruction. However, in the event of Total Destruction if the Landlord or Tenant shall elect not to cancel this lease within the 15 day period the Landlord shall repair and restore the same to substantially the same condition as it was prior to the damage or destruction, with reasonable speed and dispatch. The rent shall not be accrued after said damage or while the repairs and restorations are being made, but shall recommence immediately after the premises are restored as evidenced by the issuance of a CO/CA by municipal authorities. In any case where Landlord must restore, consideration shall be given for delays under the Force Majeure paragraph in this Lease. Whether or not this lease has been terminated as a result of a casualty, in every instance, all insurance

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proceeds payable as a result of damage or destruction to the Building shall be paid to Landlord as its sole and exclusive property.

          11.2 In the event of any other casualty which shall not be tantamount to Total Destruction the Landlord shall repair and restore the Building and the Leased Premises to substantially the same condition as they were prior to the damage or destruction, with reasonable speed and dispatch. The rent shall abate or shall be equitably apportioned as to any portion of the Leased Premises which shall be unfit for occupancy by the Tenant, or which cannot be used by the Tenant to conduct its business. The rent shall recommence immediately upon restoration of the Leased Premises as evidenced by the issuance of a CO/CA by municipal authorities.

          11.3 In the event of any casualty caused by an event which is not covered by Landlord's insurance policy; the Landlord may elect to treat the casualty as though it had insurance or it may terminate the lease. If it treats the casualty as though it had insurance then the provisions of this paragraph shall apply. The Landlord shall serve a written notice upon the Tenant within 15 days of the casualty specifying the election which it chooses to make.

          11.4 In the event the Landlord rebuilds, the Tenant agrees, at its cost and expense, to forthwith remove any and all of its equipment, fixtures, stock and personal property in order to permit Landlord to expedite the construction. The Tenant shall assume at its sole risk the responsibility for damage to or security of such fixtures and equipment in the event that any portion of the building area has been damaged and is not secure.

     12.  COMPLIANCE WITH LAWS, RULES AND REGULATIONS
          -------------------------------------------

          12.1 (a) The Tenant agrees that upon acceptance and occupancy of the Leased Premises, it will, at its own cost and expense, comply with all statutes, ordinances, rules, orders,

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regulations and requirements of the Federal, State and Municipal governments
("Applicable Laws") relating to the manner in which Tenant uses the Leased Premises. The Tenant also agrees that it will not commit any nuisance, and will dispose of all garbage and waste in connection with its operations so as to avoid unreasonable emissions of dirt, fumes, odors or debris. Landlord warrants that on the date this Lease commences, the Leased Premises and the Building of which it is a part will comply with all Applicable Laws. Notwithstanding anything to the contrary, in no case shall Tenant be required to comply with Applicable Laws with regard to any structural component or Building system that is Landlord's responsibility pursuant to this Lease. Landlord will comply with all Applicable Laws with regard to the Building shell, core area and Building systems that are not the responsibility of the Tenant. Landlord shall indemnify, defend and save the Tenant harmless against any claim, damage, liability, cost, penalty or fine which the Tenant may suffer as a result of air, ground or water pollution which requires remediation under any environmental law and exists at the date of Substantial Completion.

               (b) The Tenant agrees, at its own cost and expense, to comply with such regulations or requests as may be reasonably required by the fire or liability insurance carriers providing insurance for the Leased Premises, and the Board of Fire Underwriters, in connection with Tenant's use and occupancy of the Leased Premises.

          12.2 In case the Tenant shall fail to comply with all material provisions of the aforesaid statutes, ordinances, rules, orders, regulations and requirements then the Landlord may, after 30 days' notice (except for emergency repairs, which may be made immediately), and provided that Tenant has failed to take such reasonable action to investigate or remedy the reason for noncompliance, enter the Leased Premises and take any reasonable actions to comply with them,

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at the cost and expense of the Tenant. The cost thereof shall be added to the next month's rent and shall be due and payable as such, or the Landlord may deduct the same from the balance of any sum remaining in the Landlord's hands. This provision is in addition to the right of the Landlord to terminate this Lease by reason of any default on the part of the Tenant. However, in the event that all necessary repairs are made by Tenant, or if Tenant proceeds with reasonable diligence to investigate and repair such noncompliance, the initial failure to comply with the aforesaid laws and regulations shall not constitute an event of default.

          12.3 Tenant expressly covenants and agrees to indemnify, defend and save the Landlord harmless against any claim, damage, liability, cost, penalties, or fines which the Landlord may suffer as a result of air, ground or water pollution which requires remediation under any environmental law and is caused by the Tenant in its use of the Leased Premises. The Tenant covenants and agrees to notify the Landlord immediately of any claim or notice served upon it with respect to any claim that the Tenant is causing air, ground or water pollution; and the Tenant shall take immediate steps to halt, remedy or cure any pollution of air, ground or water caused by the Tenant by its use of the Leased Premises.

          12.4 Tenant expressly covenants and agrees to fully comply with the provisions of the New Jersey Industrial Site Recovery Act (N.J.S.A. 13:1K-6, et seq.) "ISRA", and its regulations to the extent applicable, prior to the termination of the Lease or at any time that any action of the Tenant triggers the applicability of ISRA. In particular, the Tenant agrees that it shall comply with the provisions of ISRA in the event of any "closing, terminating or transferring" of Tenant's operations, as defined by and in accordance with the regulations. In the event ISRA is applicable and evidence of Tenant's compliance is not delivered to the Landlord prior to surrender of the Leased

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

Premises by the Tenant to the Landlord, it is understood and agreed that the Tenant shall be liable to pay to the Landlord an amount equal to two times the Original Base Rent then in effect, together with all applicable Additional Rent from the date of such surrender until such time as evidence of compliance with ISRA has been delivered to the Landlord, and together with any costs and expenses incurred by Landlord in enforcing Tenant's obligations under this paragraph. Evidence of compliance, as used herein, shall mean a "letter of non-applicability" issued by the New Jersey Department of Environmental Protection ("NJDEP"), an approved "negative declaration" or a "remediation action plan" which has been fully implemented and approved by NJDEP or other equivalent document as may then be prescribed by applicable regulations. Evidence of compliance shall be delivered to the Landlord, together with copies of all submissions made to the NJDEP, including all environmental reports, test results and other supporting documentation. In addition to the above, Tenant agrees that it shall reasonably cooperate with Landlord in the event ISRA is applicable to any portion of the Property of which the Leased Premises are a part. In such case, Tenant agrees that it shall fully cooperate with Landlord in connection with any information or documentation which may be requested by the NJDEP, provided Landlord pays all of Tenant's reasonable costs thereof. In the event that any remediation of the Property is required in connection with the conduct by Tenant of its business at the Leased Premises, Tenant expressly covenants and agrees that it shall be responsible for only that portion of the remediation which is attributable to the Tenant's operation. It is understood and agreed that Tenant shall not be responsible for any ISRA related expenses applicable to any portion of the Office Park not under the operation and control of the Tenant. Tenant hereby represents and warrants that its Standard Industrial Classification No. is 8731, and that Tenant shall not generate, manufacture, refine, transport, treat, store, handle or

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

dispose of "hazardous substances" as the same are defined under ISRA and the regulations promulgated pursuant thereto, except in strict compliance with all governmental rules, regulations and procedures. Tenant hereby agrees that it shall promptly inform Landlord of any change in its SIC number and obtain Landlord's consent for any change in the nature of the business to be conducted in the Leased Premises. The within covenants shall survive the expiration or earlier termination of the lease term.

     12.5 Landlord represents that, to the best of its knowledge, the Leased Premises, Building and Office Park are currently in compliance with all environmental laws.

     13.  INSPECTION BY LANDLORD
          ----------------------

          The Tenant agrees that the Landlord shall have the right to enter into the Leased Premises at all reasonable hours for the purpose of examining the same upon reasonable advance notice of not less than 24 hours (except in the event of emergency), or to make such repairs as are necessary. Any repair shall not unduly interfere with Tenant's use of the Leased Premises. Unless Tenant permits otherwise, Landlord shall only enter the Leased Premises: (a) when accompanied by a duly-authorized representative of Tenant; (b) when wearing any and all protective clothing and equipment that Tenant may require in order to alleviate disturbance of Tenant's operations in non-office portions; and (c) at hours and in a manner which will not disturb or unduly interfere with Tenant's operations.

     14.  DEFAULT BY TENANT
          -----------------

          14.1 Each of the following shall be deemed a default by Tenant and a breach of this Lease:

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               (a)  (1)  filing of a petition by the Tenant for adjudication as a bankrupt, or for reorganization, or for an arrangement under any federal or state statute, except in a Chapter 11 Bankruptcy where the rent and Additional Rent stipulated herein is being paid and the terms of the lease are being complied with;

                    (2)  dissolution or liquidation of the Tenant;

                    (3) appointment of a permanent receiver or a permanent trustee of all or substantially all of the property of the Tenant, if such appointment shall not be vacated or stayed within 90 days, provided the rent and Additional Rent stipulated herein is being paid and the terms of the lease are being complied with, during said 90 day period;

                    (4) taking possession of the property of the Tenant by a governmental officer or agency pursuant to statutory authority for dissolution, rehabilitation, reorganization or liquidation of the Tenant if such taking of possession shall not be vacated or stayed within 90 days, provided the rent and Additional Rent stipulated herein is being paid and the terms of the lease are being complied with, during said 90 day period;

                    (5) making by the Tenant of an assignment for the benefit of creditors;

                    (6) abandonment, desertion or vacation of the Leased Premises by the Tenant;

               (b) Default in the payment of the rent or Additional Rent herein reserved or any part thereof, when due, which continues for 10 days after notice from Landlord of such default. However, if Tenant is more than 10 days late twice in any 12 month period, then the 10 day grace period is reduced to 5 days upon notice to Tenant; and written notice shall no longer be required from Landlord during the term of the Lease.

               (c) A default in the performance of any other covenant or condition which this Lease requires the Tenant to perform, for a period of 30 days after notice. However, no default on

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the part of Tenant shall be deemed to exist if it diligently commences efforts to rectify same withing such 30 day period, and Landlord is indemnified against loss or liability arising from the default.

          14.2 In the event of any default set forth above, and lapse of applicable grace period, Landlord may serve written notice upon the Tenant electing to terminate this lease upon a specified date not less than 10 days after the date of serving such notice and this Lease shall then expire on the date so specified as if that date had been originally fixed as the expiration date of the term herein granted. However, an event of default shall be deemed waived if such default is cured before the date specified for termination in the notice of termination served on the Tenant.

          14.3 In case this Lease shall be terminated due to Tenant's default as set forth above, Landlord or its agents may, immediately or any time thereafter, re-enter and resume possession of the Leased Premises or such part thereof, and remove all persons and property therefrom, either by summary proceedings or a suitable action or proceeding at law, without being liable for any damages therefor. No re-entry by Landlord shall be deemed an acceptance of a surrender of this lease. However, if the Tenant is in default and moves out, or is dispossessed, and fails to remove any property, machinery, equipment and fixtures or other property within 10 days after such default, dispossession or removal, then and in that event, the said property, machinery, equipment and fixtures or other property shall at the option of the Landlord, be deemed to be abandoned, or the Landlord may remove such property and charge the reasonable cost and expense of removal and storage to the Tenant. The Tenant shall be liable for any damage which it causes in the removal of said property from the Leased Premises.

          14.4 In case this Lease shall be terminated, due to Tenant's default as set forth above Landlord may relet the whole or any portion of the Leased Premises for any period equal to or

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

greater or less than the remainder of the then current term, for any sum which it may deem reasonable, to any tenant which it may deem reasonably suitable and satisfactory, and for any use and purpose which it may deem appropriate. In connection with any such lease Landlord may make such changes in the character of the improvements on the Leased Premises as Landlord may determine to be appropriate or helpful in effecting such lease and may grant concessions or free rent. Landlord shall make reasonable efforts to relet the Leased Premises. Landlord shall not in any event be required to pay Tenant any sums received by Landlord on such reletting of the Leased Premises, but this shall not effect Landlord's statutory obligation to mitigate its damages. Amounts received shall be applied against amounts due from Tenant.

          14.5 In the event this Lease is terminated due to Tenant's default as set forth above, and whether or not the Leased Premises be relet, Landlord shall be entitled to recover from the Tenant all rent due and all expenses, including reasonable counsel fees, incurred by Landlord in recovering possession of the Leased Premises, and all reasonable costs and charges for the care of the Leased Premises while vacant, which damages shall be due at such time as they are incurred by Landlord; and all other damages set forth in this Paragraph 14 and in Paragraph 15. Without any previous notice or demand, separate actions may be maintained by Landlord against Tenant from time to time to recover any damages which have become due and payable to the Landlord without waiting until the end of the term.

     150  LIABILITY OF TENANT FOR DEFICIENCY
          ----------------------------------

          In the event that the relation of the Landlord and Tenant terminates by reason of

          (a) a default by the Tenant and the re-entry of the Landlord as permitted herein;

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          (b) by the ejectment of the Tenant by summary proceedings or other judicial proceedings;

          (c) after the abandonment of the Leased Premises by the Tenant, it is hereby agreed that the Tenant shall remain liable to pay in monthly payments the rent and any other charges which shall accrue. The Tenant expressly agrees to pay as damages for such breach of this Lease the difference between the rent reserved and the rent received, if any, by the Landlord, during the remainder of the unexpired term.

     160  NOTICES
          -------

          All notices required by this Lease shall be given either by certified mail, return receipt requested, or overnight courier, or personal delivery with receipt, at the address set forth on the first page of this lease, and/or such other place as the parties may designate in writing. Any notices hand delivered or sent by nationally recognized overnight courier shall be deemed delivered when received. All notices sent by mail shall be deemed given 3 days after deposit in the mail. Upon Tenant's occupancy, Tenant's address for notices shall be the Leased Premises.

     170  NON-WAIVER BY LANDLORD
          ----------------------

          The failure of either party to insist upon the strict performance of any of the terms of this Lease, or to exercise any option contained herein, shall not be construed as a waiver of any such term. Acceptance of performance of anything required by this Lease to be performed, with the knowledge of the breach of any term of this Lease, shall not be deemed a waiver of such breach, nor shall acceptance of rent by Landlord in a lesser amount than is due (regardless of any endorsement on any check, or any statement in any letter accompanying any payment of rent) be construed either as an accord and satisfaction or in any manner other than as payment on account of the earliest rent

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then unpaid by Tenant. No waiver of any term of this Lease shall be deemed to have been made unless expressed in writing and signed by the benefitted party.

     180  RIGHT OF TENANT TO MAKE ALTERATIONS AND IMPROVEMENTS
          ----------------------------------------------------

          The Tenant may not make alterations, additions or improvements to the Leased Premises, or change the door locks or window coverings, or in any way alter access to the Leased Premises without the consent of the Landlord, which consent Landlord is not required to give. Landlord agrees to review any alterations, additions, or improvements proposed by Tenant within 15 days of receipt of plans and specifications, and advise Tenant of its decision. If Landlord does not respond within the said 15 days, then consent is deemed given. If consent is given Landlord will advise, at that time, whether the alterations, additions or improvements must be removed by Tenant at the expiration or earlier termination of the Lease. Any approval given is not intended to subject the Landlord's property to liability under any lien law. Tenant shall be responsible for obtaining at its own cost and expense all licenses, permits and approvals that may be required by any governmental entity having jurisdiction over the approved alterations, additions and/or improvements. Tenant shall furnish to Landlord as-built drawings of any alterations, additions or improvements which are made.

     190  NON-LIABILITY OF LANDLORD
          -------------------------

          Tenant agrees to assume all risk of damage to its property, equipment and fixtures occurring in or about the Leased Premises, whatever the cause of such damage or casualty. Landlord shall not be liable for any damage or injury to property or person caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of the building, or from any damage or injury resulting or arising from any other cause or happening whatsoever, unless

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arising from gross negligence or willful misconduct of Landlord or its agents, contractors or employees.

     200  RESERVATION OF EASEMENT
          -----------------------

          Landlord reserves the right, easement and privilege to enter on the Leased Premises in order to install, at its own cost and expense, any storm drains and sewers and/or utility lines and services in connection therewith as may be required by the Landlord. It is understood and agreed that if such work as may be required by Landlord requires any interior installation, or displaces any exterior paving or landscaping, the Landlord shall at its own cost and expense, restore such items, to substantially the same condition as they were before such work. The Landlord covenants that the foregoing work shall not unreasonably interfere with the normal operation of Tenant's business.

     210  STATEMENT OF ACCEPTANCE
          -----------------------

          Upon the delivery of the Leased Premises to the Tenant the Tenant covenants and agrees that it will furnish to Landlord a statement which shall set forth the Date of Commencement and the Date of Expiration of the lease term.

     220  FORCE MAJEURE
          -------------

          Except for the obligation of the Tenant to pay rent and other charges, the period of time during which the Landlord or Tenant is prevented from performing any act required to be performed under this Lease by reason of fire, catastrophe, strikes, lockouts, civil commotion, weather conditions, acts of God, government prohibitions or preemptions or embargoes, inability to obtain material or labor by reason of governmental regulations, the act or default of the other party, or other events beyond the reasonable control of Landlord or Tenant, as the case may be, shall be added to the time for performance of such act.

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     230  STATEMENTS BY LANDLORD AND TENANT
          ---------------------------------

          Landlord and Tenant agree at any time and from time to time upon not less than 10 days' prior notice from the other to execute, acknowledge and deliver to the party requesting same, a statement in writing, certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), that it is not in default (or if claimed to be in default, stating the amount and nature of the default) and specifying the dates to which the basic rent and other charges have been paid in advance.

     240  CONDEMNATION
          ------------

          24.1 If due to condemnation, (i) more than 15% of the Leased Premises is taken or rendered untenantable, or (ii) more than 25% of the ground is taken (including parking areas, but excluding front, side and rear set back areas) and, in Landlord's or Tenant's opinion, said taking unreasonably or unduly interferes with the use of the Leased Premises, the lease term created shall terminate from the date when the authority exercising the power of eminent domain takes or interferes with the use of the Property. The Tenant shall be responsible for the payment of rent until the time of surrender. In any event, no part of the Landlord's condemnation award shall be claimed by the Tenant. Without diminishing Landlord's award, the Tenant shall have the right to make a claim against the condemning authority for such independent claim which it may have.

          24.2 In the event of any partial taking which would not be cause for termination of the Lease, or in the event of any taking in excess of the percentages provided above and Tenant retains the balance of the Leased Premises remaining after such taking, then the rent shall abate in an amount to be mutually agreed upon between the Landlord and Tenant based on the relationship that

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the character of the property prior to the taking bears to the property which shall remain after the condemnation. The Landlord shall, to the extent permitted by applicable law and as the same may be practicable promptly make such repairs and alterations in order to restore the Building and/or improvements to a usable condition to the extent of any condemnation award received by Landlord.

     250  LANDLORD'S REMEDIES
          -------------------

          25.1 The rights and remedies given to the Landlord in this lease are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by the Landlord, shall be deemed to be in exclusion of any of the others.

          25.2 In addition to any other legal remedies for violation or breach of this lease by the Tenant or by anyone holding or claiming under the Tenant such violation or breach shall be restrainable by injunction at the suit of the Landlord.

          25.3 No receipt of money by the Landlord from any receiver, trustee or custodian or debtors in possession shall reinstate, or extend the term of this lease or affect any notice theretofore given to the Tenant, or to any such receiver, trustee, custodian or debtor in possession, or operate as a waiver or estoppel of the right of the Landlord to recover possession of the Leased Premises for any of the causes therein enumerated by any lawful remedy; and the failure of the Landlord to enforce any covenant or condition by reason of its breach by the Tenant shall not be deemed to void or affect the right of the Landlord to enforce the same covenant or condition on the occasion of any subsequent default or breach.

     260  QUIET ENJOYMENT
          ---------------

          The Landlord covenants that the Tenant, on paying the rental and performing the covenants and conditions contained in this Lease, subject to applicable notice and grace periods, may

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peaceably and quietly have, hold and enjoy the Leased Premises, in the manner of a multi-tenanted building, for the Lease term.

     270  SURRENDER OF PREMISES
          ---------------------

          On the last day, or earlier permitted termination of the Lease term, Tenant shall quit and surrender the Leased Premises in good and orderly condition and repair (reasonable wear and tear, and damage by fire or other casualty excepted) and shall deliver and surrender the Leased Premises to the Landlord peaceably, together with all Tenant Improvements. The Landlord reserves the right, however, to require the Tenant at its cost and expense to remove any alterations, additions or improvements installed by the Tenant, and restore the Leased Premises to its original state, normal wear and tear excepted, unless the Landlord has previously advised Tenant that same may remain. Prior to the expiration of the Lease term the Tenant shall remove all of its tangible property, fixtures, equipment and trade fixtures from the Leased Premises. All property not removed by Tenant shall be deemed abandoned by Tenant, and Landlord reserves the right to charge the reasonable cost of such removal to the Tenant. If the Leased Premises are not surrendered at the end of the Lease term, the Tenant shall be liable for double rent under NJSA 2A:42-6, on a monthly basis pro-rated until date or surrender, and Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in surrendering the Leased Premises, including, without limitation any claims made by any succeeding tenant founded on the delay, and any loss of income suffered by Landlord. These covenants shall survive the termination of the Lease.

     280  INDEMNITY
          ---------

          (a) Anything in this Lease to the contrary notwithstanding, and without limiting the Tenant's obligation to provide insurance hereunder the Tenant covenants and agrees that it will

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indemnify, defend and save harmless the Landlord against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including without limitation reasonable attorneys' fees, which may be imposed upon or incurred by Landlord by reason of any of the following occurring during the term of this Lease:

               (1) Any matter, cause or thing arising out of Tenant's use, occupancy, control or management of the Leased Premises and any part thereof unless arising from the negligence or willful misconduct of Landlord, its agents, contractors, employees or invitees.

               (2) Any negligence on the part of the Tenant or any of its agents, employees, licensees or invitees, arising in or about the Leased Premises.

               (3) Any failure on the part of Tenant to perform or comply with any of its covenants, agreements, terms or conditions contained in this Lease.

          Landlord shall promptly notify Tenant of any such claim asserted against it and shall promptly send to Tenant copies of all papers or legal process served upon it in connection with any action or proceeding brought against Landlord.

          (b) Landlord covenants and agrees that it will indemnify, defend and save harmless the Tenant against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including without limitation reasonable attorney's fees, related to any matter, cause or thing arising out of Landlord's ownership, control or management of the Office Park, unless arising out of the negligence or willful misconduct of Tenant, its agents, employees or invitees.

     290  BIND AND CONSTRUE CLAUSE
          ------------------------

          The terms, covenants and conditions of this Lease shall be binding upon, and inure to the benefit of, each of the parties hereto and their respective heirs, successors and assigns. If any

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one of the provisions of this Lease shall be held to be invalid by a court of competent jurisdiction, such adjudication shall not affect the validity or enforceability of the remaining portions of this Lease. The parties each acknowledge to the other that this Lease has been drafted by both parties, after consultation with their attorneys, and in the event of any dispute, the provisions are not to be interpreted against either party as the drafter of the Lease.

     300  INCLUSIONS
          ----------

          The neuter gender when used herein, shall include all persons and corporations, and words used in the singular shall include words in the plural where the text of the instrument so requires.

     310  DEFINITION OF TERM "LANDLORD"
          -----------------------------

          When the term "Landlord" is used in this Lease it shall be construed to mean and include only the entity which is the owner of title to the building. Upon the transfer by the Landlord of the title, the Landlord shall advise the Tenant in writing by certified mail, return receipt requested, of the name of the Landlord's transferee. In such event, the Landlord shall be automatically freed and relieved from and after the date of such transfer of title of all personal liability with respect to the performance of any of the covenants and obligations on the part of the Landlord herein contained to be performed, provided any such transfer and conveyance by the Landlord is expressly subject to the assumption by the transferee of the obligations of the Landlord hereunder.

     320  COVENANTS OF FURTHER ASSURANCES
          -------------------------------

          If, in connection with obtaining financing for the improvements on the Leased Premises, the mortgage lender shall request reasonable modifications in this lease as a condition to such financing, Tenant will not unreasonably withhold, delay or refuse its consent thereto, provided

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that such modifications do not in Tenant's reasonable judgment increase the obligations or decrease the rights of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's use and enjoyment of the Leased Premises.

     330  COVENANT AGAINST LIENS
          ----------------------

          Tenant agrees that it shall not encumber, or permit to be encumbered, the Leased Premises or the fee thereof by any lien, charge or encumbrance, and Tenant shall have no authority to mortgage or hypothecate this Lease in any way whatsoever. Any violation of this Paragraph shall be considered a breach of this Lease.

     340  SUBORDINATION
          -------------

          This Lease shall be subject and subordinate at all times to the lien of any mortgages or ground leases or other encumbrances now or hereafter placed on the land and building and Leased Premises without the necessity of any further instrument or act on the part of Tenant to effectuate such subordination. However, Tenant agrees to execute such further documents evidencing the subordination of the Lease to the lien of any mortgage or ground lease as shall be desired by Landlord within 5 days. Landlord shall use its best efforts to obtain a Subordination, Non-disturbance and Attornment Agreement from any current or future mortgagee, which shall provide that so long as no event of default has occurred and is continuing, Tenant's rights under this Lease shall not be disturbed.

     350  EXCULPATION OF LANDLORD
          -----------------------

          Neither Landlord nor its principals shall have any personal obligation for payment of any indebtedness or for the performance of any obligation under this Lease. The performance of Landlord's obligations expressed herein may be enforced only against the building and land of which

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the Leased Premises are a part, and the rents, issues and profits thereof. The
Tenant agrees that no deficiency judgment or other judgment for money damages shall be entered by it against the Landlord or its principals personally in any action. This exculpation provision shall not apply to a misappropriation of Tenant's security deposit.

     360  NET RENT
          --------

          It is the intent of the Landlord and Tenant that this Lease shall yield, net to Landlord, the rent specified and all Additional Rent and charges in each month during the term of the Lease, and that all costs, expenses and obligations of every kind relating to the Leased Premises shall be paid by the Tenant, unless expressly assumed by the Landlord.

     370  SECURITY
          --------

          Upon execution of this Lease, the Tenant shall deposit with the Landlord four months rent as security for the full and faithful performance of its obligations under this Lease. Upon termination of this Lease, and providing the Tenant is not in default hereunder, beyond the applicable notice and cure periods, and has performed all of the conditions of this Lease, the Landlord shall return the security deposit to the Tenant. Tenant covenants and agrees that it will not assign, pledge, hypothecate, mortgage or otherwise encumber the security during the term of this Lease. It is expressly understood and agreed that the Landlord shall not be required to segregate the security.

     380  BROKERAGE
          ---------

          The parties mutually represent to each other that The Staubach Company is the broker who negotiated and consummated the within transaction, and that neither party dealt with any other broker in connection with the Lease. In the event either party violates this representation, it shall

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

indemnify and defend and hold the other party harmless from all claims and damages. It is agreed that the Landlord shall be responsible, at its sole cost and expense, to pay the brokerage commission in connection with this Lease.

     390  LATE CHARGES
          ------------

          In addition to any other remedy, a late charge of 1-1/2% per month, retroactive to the date rent was due, shall be due and payable, without notice from Landlord, on any portion of rent or other charges not paid within 5 days of the due date.

     400  PRESS RELEASES
          --------------

          Subject to the prior written approval of Tenant (which shall not be unreasonably withheld), Landlord shall have the right to announce the execution of this Lease, the parties hereto, and the real estate brokers involved in such press releases as landlord shall deem advisable. In addition, Tenant shall permit landlord to use its name and photographs of the Leased Premises (all photographs being subject to Tenant's prior consent) in Landlord's marketing brochures and materials, and Tenant agrees to reasonably cooperate with Landlord in such regard, but at no cost or expense to Tenant.

     410  WAIVER OF JURY TRIAL
          --------------------

          Landlord and Tenant both irrevocably waive a trial by jury in any action or proceeding between them or their successors or assigns arising out of this Lease or any of its provisions, or Tenant's use or occupancy of the Leased Premises.

     420  LAWS OF NEW JERSEY
          ------------------

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

          Without regard to principles of conflicts of laws, the validity, interpretation, performance and enforcement of this lease shall be governed by and construed in accordance with the laws of the State of New Jersey. The sole and exclusive venue for any dispute between the parties shall be in Middlesex County, New Jersey.

     430  OPTION TO RENEW
          ---------------

          Provided the Tenant is not in default hereunder beyond the applicable notice and cure periods, it has the right to renew the lease, for a two 5 year periods, to commence at the end of the prior term of this Lease. The renewal shall be upon the same terms and conditions as contained in this Lease, except as follows:

          (a) The Base Rent during the last year of the prior Lease term shall be increased by any increase in the Cost of Living index defined as follows:

          At the inception of each renewal term, there shall be compared the "All Items" Index Figures for the New York-Northeastern New Jersey average of the "Consumer Price Index for All Urban Consumers" (revised CPI-U) (1982-1984 equal to 100) published by the Bureau of Labor Statistics of the U.S. Department of Labor ("Index") for the first month of the prior term of this Lease with the first month of the renewal term. If there is an increase in the Index that increase shall be the basis for determining the rent increase over the Base Rent, shown in the following example:

          If the Index figure for the first month of the prior term is 100 (the denominator) and the Index figure for the first month of the renewal term is 115, the increase in the Index figures will produce an increase of 15%.

                                 (115-100) = 15%
                                 ---------
                                    100

          However, in no event shall the increase in rent be less than 3% for each year of the prior Lease term. Since the rent payment for at least the first month of the renewal term will have

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

been paid prior to the determination of any applicable rent increase in excess of the prior term's Base Rent, any increase for months already elapsed after commencement of the renewal term shall be added to the next monthly rent payment then becoming due and payable.

          (b) In the event that the Index figure is discontinued the parties shall agree on an equivalent and substituted Cost of Living Index to be applied in the same manner. In the event the parties cannot mutually agree as to a substituted Index, then the issue shall be submitted for arbitration to the American Arbitration Association to take place in South Brunswick or any of its contiguous municipalities, with the cost thereof divided between the parties.

          (c) The option of the Tenant to renew this Lease is expressly conditioned upon the Tenant delivering to the Landlord a notice, in writing, by certified mail, return receipt requested 180 days prior to the date fixed for termination of the prior Lease term.

          (d) If the base year (1982-84 equal to 100) herein above referred to with respect to the "Index" shall be changed after the execution of the Lease, appropriate adjustments based on such new Index shall be made so as to have a proper application of the Cost of Living formula.

          IN WITNESS WHEREOF, the parties hereto have executed this document on the date first above written.

                                  Cedar Brook Corporate Center, L.P.
                                  By its General Partner, Cedar Brook, Inc.


Date: June 14, 2001               By:/s/ A. Joseph Stern
                                     -------------------------------------------
                                          A. Joseph Stern, President,   Landlord

                                  3 Dimensional Pharmaceuticals, Inc.

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

Date: June 14, 2001           By:/s/ Scott Horvitz
                                 --------------------------------------
                                      Scott Horvitz, Tenant
                                      Vice President, Finance and Administration

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